Intangible Assets, net - Schedule of Expected Future Amortization Expense (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
Twelve months ending December 31, 2020	¥ 5,306
2021	3,668
2022	2,216
2023	1,620
2024	1,619
Thereafter	5,306
Intangible Assets, net	¥ 19,735	¥ 13,840